THIS NOTE AND THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON THE PAYEE FIRST HAVING OBTAINED A WRITTEN OPINION OF MAKER'S COUNSEL, OR OTHER COUNSEL ACCEPTABLE TO MAKER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE "BLUE SKY" OR OTHER SIMILAR SECURITIES LAW.

              REVOLVING 10% CONVERTIBLE, REDEEMABLE PROMISSORY NOTE

$______,000                                                     JANUARY 11, 2005

      FOR VALUE RECEIVED, ADVANCE DISPLAY TECHNOLOGIES, INC., a Colorado corporation ("MAKER"), promises to pay to the order of _________________ or his assigns ("PAYEE"), at such place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of ______________________ Thousand Dollars ($____,000) (or so much thereof as has been advanced or re-advanced hereunder from time to time), together with accrued interest, on demand. Advances under this Note may be made, upon request of Maker at any time prior to conversion, redemption or repayment in full of this Note upon receipt by Payee of a request therefor signed by Maker. At no time shall the aggregate obligation of Maker to Payee exceed the principal sum of this Note plus accrued but unpaid interest on amounts previously received. Maker may at any time prior to conversion, redemption or repayment in full of this Note repay all or any part of said loans under this Note and subsequently receive further advances, consistent with the terms and conditions hereof.

      1. INTEREST. The outstanding principal balance of this Note shall accrue interest at a fixed rate of ten percent (10%); provided, however, that following an Event of Default, the outstanding principal balance of this Note shall bear interest as provided in Section 6. Interest shall be calculated on the basis of a 360-day year.

      2. INTEREST METHOD OF PAYMENT; APPLICATION. Payments (including all prepayments) received by Payee on this Note shall be applied first to the payment of accrued and unpaid interest and only thereafter to the outstanding principal balance of this Note.

      3. CONVERSION.

            (a) Conversion. Payee shall have the right to convert the outstanding principal balance of and accrued interest on this Note, or such lesser portion thereof as Payee may elect, into Shares ("Shares") of Maker's Series D Preferred Stock ("Series D") at any time unless this Note is sooner redeemed or paid in full.

            (b) Conversion Price; No Fractional Shares. Upon any conversion of this Note, the sum of the principal balance and accrued interest, to be converted shall be converted into Shares at $.0167 per Share. Maker shall not issue any fractional Shares upon conversion, and the number of Shares issued to Payee shall be rounded up to the nearest whole number.

            (c) Mechanics of Conversion. Upon any conversion of this Note, Payee shall deliver to Maker at Maker's principal office this Note (or of any replacement Note), together with the written notice of election to convert (the "Notice of Conversion") attached hereto as Exhibit A and made a part hereof. Conversion shall be deemed to have been effected on the date when such delivery of the conversion notice is actually made. As promptly as practicable thereafter, Maker shall issue and deliver to or upon the written order of Payee a certificate or certificates for the number of Shares to which the Payee is entitled. Upon conversion of only a portion of the principal of this Note, Maker shall issue and deliver to, or upon the written order of Payee, a new Note in the principal amount of this Note not converted, which new Note shall entitle the holder to interest on the principal amount to the same extent as if the unconverted portion of this Note had not been surrendered for conversion. Maker covenants that all Shares, which may be issued upon conversion, will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges caused or created by Maker with respect to the issuance.

      4. ANTI-DILUTION. In the event that Maker at any time after this Note (i) declares a dividend on the outstanding Series D payable in Shares; (ii) subdivides the outstanding number of Series D; (iii) combines the outstanding Series D into a smaller number of Shares; or (iv) issues any Shares by reclassification of the Series D (including any such reclassification in connection with a consolidation or merger in which Maker is the surviving entity), then, in any such event, the conversion price and the number of Shares issuable upon conversion of this Note, as provided in Section 3, in effect at
(a) the record date for such dividend; or (b) the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so as to prevent the dilution of conversion rights that Payee shall have been entitled to prior to such issuance of shares, dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur

      5. REDEMPTION AND PREPAYMENT.

            (a) Notice to Payee. If Maker elects to redeem or pre-pay this Note (hereinafter individually and collectively referred to as a "redemption"), it shall furnish to Payee, at least forty-five (45) days (unless a shorter period shall be satisfactory to Payee) but not more than sixty (60) days before a redemption date, notice of the redemption date, the principal amount of the Note to be redeemed and the provision of this Note permitting or requiring the redemption.

            (b) Form of Notice. Maker shall mail or cause to be mailed a notice of redemption to Payee which shall state:

                  (i) the redemption date;

                  (ii) the redemption price;

                  (iii) that this Note called for redemption must be surrendered to the Maker to collect the redemption price; and

                  (iv) that, unless the Maker defaults in making such redemption payment, interest on this Note called for redemption ceases to accrue on the redemption date.

            (c) Effect of Notice of Redemption. This Note when called for redemption becomes irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

      6. EVENT OF DEFAULT. If Maker shall default in the payment of the principal of or interest on this Note when the same is demanded by Maker and such demand is not cured within thirty (30) days after written notice to Maker (an "Event of Default"), thereafter interest shall accrue on the outstanding principal balance at the fixed rate of twelve percent (12%) from the date of such Event of Default until the date the unpaid principal balance hereof is paid in full. Maker shall pay all costs, fees and expenses, including, without limitation, reasonable trial and appellate attorneys' fees and expenses, paid or incurred by Payee in connection with collection of this Note, whether paid or incurred in connection with collection by suit or otherwise. The waiver by Payee of Maker's prompt and complete performance of, or default under, any provision of this Note shall not operate nor be construed as a waiver of any subsequent breach or default, and the failure by Payee to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

      7. MISCELLANEOUS. This Note shall be construed in accordance with and be governed by the internal laws of the State of Colorado. Maker hereby: (i) waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Maker liable with respect to this Note; (ii) waives any right to immunity from any such action or proceeding and waives any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (iii) waives any right to interpose any set-off or non-compulsory counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding. Notwithstanding anything to the contrary contained herein, the interest rate payable hereon shall not exceed the maximum rate of interest permissible under applicable law. To the extent any payment to Payee, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Maker or its successors or assigns under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligations, or part thereof, under this Note that have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction. Maker agrees to pay any documentary stamp required with respect to the execution, delivery, performance or enforcement of this Note. Maker's obligations hereunder shall be absolute and unconditional and shall not be affected by any circumstance, happening or event whatsoever, including any setoff, counterclaim, recoupment, defense or other right that Maker may have against Payee or any other person for any reason whatsoever, whether arising out of or as a result of any contract, agreement or transaction between Maker and Payee, or otherwise. This Note may not be modified, amended or terminated, except in a writing executed by Maker and Payee. Time is of the essence with respect to Maker's obligations and agreements under this Note.

                                       ADVANCE DISPLAY TECHNOLOGIES, INC.


                                       By:
                                          --------------------------------------
                                          Matthew W. Shankle, President

                                    EXHIBIT A
            TO REVOLVING 10% CONVERTIBLE, REDEEMABLE PROMISSORY NOTE

                              NOTICE OF CONVERSION

TO: ADVANCE DISPLAY TECHNOLOGIES, INC.

      1. The undersigned hereby elects to convert $___________ of the outstanding principal amount and accrued interest of the attached Promissory Note at the conversion price of $.0167 per share into shares of Series D Preferred Stock of the Company pursuant to the terms of the attached Promissory Note.

      2. Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other names as is specified below:


Date:
     -----------------------               -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           (Name)

                                           -------------------------------------
                                           (Address)

      3. [For use only in the absence of an effective registration statement covering the Shares] The undersigned represents that the aforesaid shares of Series D Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed the Investor Representation Statement attached hereto and made a part hereof.


Date:
     ---------------------                --------------------------------------
                                          (Signature)

                                   ATTACHMENT
                             TO NOTICE OF CONVERSION


                        INVESTOR REPRESENTATION STATEMENT



PURCHASER    :
                  --------------------------------------------

COMPANY      :    ADVANCE DISPLAY TECHNOLOGIES, INC.

SECURITY     :    SERIES D PREFERRED STOCK

AMOUNT       :
                  --------------------------------------------

DATE         :
                  --------------------------------------------


In  connection   with  the  purchase  of  the   above-listed   securities   (the
"Securities"), I, the Purchaser, represent to the Company the following:

      (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

      (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non- public offering subject to the satisfaction of certain conditions.

      (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

      (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                       Signature of Purchaser:


Date:
     ---------------------             -----------------------------------------